UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2022

HOOKIPA PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38869	81-5395687

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue, 72nd Floor Suite 7240	10018
New York, New York
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HOOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2022, the Board of Directors (the “Board”) of HOOKIPA Pharma Inc. (the Company”) appointed Christine D. Baker as Chief Operating Officer, effective immediately.

Ms. Baker has served as the Company’s Chief Business Officer since August 2019. Previously, Ms. Baker was a principal of CD Baker Consulting from May 2019 to July 2019 and the Chief Business Officer of EpicentRx, Inc. from September 2018 to April 2019. She previously held various positions at Novartis Pharmaceuticals Corporation from June 2004 to September 2018. Ms. Baker also serves on the board of TYME Technologies, Inc. She received a B.A. in Chemistry from Dartmouth College and an M.B.A. from Rutgers University.

In connection with Ms. Baker’s promotion to Chief Operating Officer, the Company entered into an amendment (the “Amendment”) to the employment agreement between the Company and Ms. Baker dated as of August 1, 2019. The Amendment amends Ms. Baker’s employment agreement to provide for: (i) an increase in her base salary to $450,000 and (ii) target annual incentive compensation of 40% of her base salary. A copy of Ms. Baker’s employment agreement, as amended by the Amendment, will be filed with the Company’s next quarterly report on Form 10-Q.

Ms. Baker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure

On May 2, 2022, the Company issued a press release announcing the appointment of Ms. Baker as the Chief Operating Officer. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press Release issued by the Company on May 2, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2022	HOOKIPA Pharma, Inc.

	By:	/s/ Joern Aldag
Joern Aldag
Chief Executive Officer
(Principal Executive Officer)